UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 8, 2017
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange

ITEM 1.01    Entry into a Material Definitive Agreement.
On June 8, 2017, Arch Capital Group Ltd. (“ACGL”) and American International Group, Inc. and certain AIG subsidiaries (“AIG”) entered into Amendment No. 1 (the “Amendment”) to the Investor Rights Agreement (the “Investor Rights Agreement”) dated as of December 31, 2016 to amend the restrictions on transfers of the 1,276,282 shares of ACGL’s convertible non-voting common-equivalent preference shares owned by AIG (the “Convertible Preferred Shares”). The Convertible Preferred Shares were issued to AIG as part of the consideration in the previously announced acquisition by ACGL of United Guaranty Corporation. Pursuant to the certificate of designations for the Convertible Preferred Shares and in accordance with the terms and conditions set forth therein, each Convertible Preferred Share is convertible into ten common shares of ACGL.
Pursuant to the Amendment, ACGL will permit AIG to transfer: (i) 638,141 Convertible Preferred Shares from and after June 8, 2017, and up to an additional 95,721 of the Convertible Preferred Shares to the extent that the several underwriters exercise the option to purchase additional securities expected to be granted pursuant to an underwritten secondary offering of AGCL common shares issuable upon conversion of the Convertible Preferred Shares by AIG and (ii) any and all of the Convertible Preferred Shares from and after January 15, 2018, subject to certain exceptions, and in each case subject to the terms and conditions of the Investor Rights Agreement. All other terms of the Investor Rights Agreement remain in effect.
The foregoing is a summary of certain material terms of the Investor Rights Agreement and the Amendment, and is qualified in its entirety by reference to the full text of the form of Investor Rights Agreement and the Amendment, respectively, a copy of which in the case of the Investor Rights Agreement was filed as Exhibit 4.7 to ACGL’s Annual Report on Form 10-K filed on March 1, 2017 and in the case of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K, in each case incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.
See exhibit index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: June 8, 2017	By:	/s/ Mark D. Lyons
		Name:	Mark D. Lyons
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
10.1	Amendment No. 1 to the Investor Rights Agreement dated June 8, 2017, filed herewith.

4